GUARANTY


      IN  CONSIDERATION  of the  investment  of $200,000  being made by IRA TERK

("Buyer"),  in Global Sources Limited,  a Delaware  corporation (the "Company"),

the undersigned  John Mazzuto and James Strupp (the  "Guarantors"),  jointly and severally,  hereby  guaranty  to Buyer  full and  prompt  payment  of the demand redemption  amount  referred to in Section 5(d) of the Stock Purchase  Agreement dated as of the date hereof between the Company and Buyer,  which Stock Purchase

Agreement is incorporated herein by reference and made a part hereof as if fully set forth,  in accordance  with terms of said Section 5(d). For  convenience,  a copy of Section 5(d) concerning the demand  redemption amount is attached hereto as Exhibit A.  Capitalized  terms stated  herein and not defined  shall have the meaning assigned to such terms in the Stock Purchase Agreement.

      Upon the failure of the Company to pay the demand redemption amount within ten (10) business days of the date Buyer sends written  notice to Global Sources

Limited  of its  demand  redemption  request  via  facsimile  transmission,  the liability  of the  undersigned  shall be  effective  immediately  and payable on written  demand  made by  Buyer,  without  the  necessity  of any suit or action against the Company or the  Guarantors.  No delay or omission in exercising  any right hereunder shall operate as a waiver of such right or any other right.

      The  Guarantors  agree,  jointly  and  severally,  to pay Buyer the demand redemption  amount  within three (3) business days of receiving  written  notice from Buyer, via facsimile transmission, that the Company has not paid the demand redemption amount within the ten (10) business day period as required. As stated

in the Stock Purchase

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

Agreement,  the demand  redemption  amount  shall be equal to $0.75 per share of

Common  Stock that the Buyer then owns and  demands  to be paid.  The  facsimile number for  notice to John  Mazzuto is (631)  287-2683  and for James  Strupp is

(908) 273-2432.  A copy of any facsmile notice sent to Mr. Mazzuto or Mr. Strupp shall be sent to  Martin  Eric  Weisberg,  Esq.,  Parker  Chapin  LLP,  at (212)

704-6157.

      Nothing contained in this Guaranty shall be deemed to establish or require the  payment of  interest  to Buyer at a rate in excess of the  maximum  rate of interest  permitted  by  govering  law.  In the event that the rate of  interest required to be paid exceeds the maximum rate of interest  permitted by governing law, the rate of interest required to be paid shall be automatically  reduced to the maximum  rate  permitted  under the  governing  law and such excess shall be returned with reasonably promptness by the Buyer to the undersigned guarantors.

      This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.  The parties agree that any dispute arising under or with respect to or in connection with this Agreement, whether during the term of this  Agreement  or at any  subsequent  time,  shall be  resolved  fully  and exclusively by binding  arbitration in accordance with the commercial rules then in force of the American  Arbitration  Association  and the  proceedings  taking place in New York, New York.  The parties agree to a panel of three  arbitrators and  reasonable  attorneys fees and costs shall be awarded to Buyer in the event that the  Guarantors,  or either of them,  is in default under the terms of this

Agreement.

      This Agreement  constitutes the entire  agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions,  promises,

warranties  or

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undertakings,  other than those set forth or referred to herein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

      This Guaranty being made by the  Guarantors  shall inure to the benefit of

Buyer,  its successors and permitted  assigns,  and it shall be binding upon the undersigned, their legal representatives, heirs and assigns.

      All pronouns and any variations  thereof refer to the masculine,  feminine or neuter, singular or plural, as the context may require.

      This Guaranty may be executed in one or more  counterparts,  each of which will be deemed an original and all of which together will constitute one and the same instrument.  Notwithstanding  anything contained herein to the contrary, it is expressly agreed that the Guaranty may be executed with facsimile signatures.

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      In Witness Whereof,  the Guarantors have caused this instrument to be duly executed this 12th day of July, 2000.

                                        /s/ John Mazzuto
_____________________________           _____________________________
Witness                                 John Mazzuto


                                        /s/ James Strupp
_____________________________           _____________________________
Witness                                 James Strupp











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

STATE OF                )
                        )     ss:
COUNTY OF               )


     On this ___ day of July, 2000, before me, the undersigned personally appeared JOHN MAZZUTO, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purpose therein contained.

     In witness whereof I hereunto set my hand.



                                    ____________________________________
                                    Notary Public

                                    My Commission Expires: _____________


STATE OF                )
                        )     ss:
COUNTY OF               )


     On this ___ day of July, 2000, before me, the undersigned personally appeared JAMES STRUPP, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purpose therein contained.

     In witness whereof I hereunto set my hand.



                                    ____________________________________
                                    Notary Public

                                    My Commission Expires: _____________








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                                    EXHIBIT A

Section 5(d) from the Stock Purchase Agreement.


d. Demand Redemption. If any "Event of Default" by the Company (as defined below in subsection (e)) under the terms of this Agreement or the Registration Rights Agreement is continuing for more than thirty (30) calendar days, Buyer may at its sole option send written notice of a demand redemption to the Company. Upon receipt of the written notice from the Buyer, the Company shall within ten (10) business days make a cash payment to Buyer equal to $0.75 per share of Common Stock that the Buyer demands to be redeemed. The cash payment to be made by the Company upon receipt of written notice of the demand redemption, shall be in addition to any remedies or liquidated damages to which the Investor is entitled up to the date written notice of the demand redemption is received by the Company. Prior to and as a further condition of closing, Mr. John Mazzuto and Mr. James Strupp, shall agree to guarantee the demand redemption amount as guarantors and shall agree to be jointly and severally liable in the event that the Company cannot satisfy the demand redemption request within the ten (10) business day period mentioned above, and shall agree to pay Buyer the demand redemption amount within three (3) business days of receiving written notice from Buyer, via facsimile transmission, that the Company has not paid the demand redemption amount within the ten (10) business day period as required. Any time on and after December 29, 2000 and prior to April 1, 2001, whether or not there is then existing an "Event of Default" (as defined below in subsection (e)), Buyer may at its sole option send written notice of a demand redemption to the Company; it being acknowledged and agreed that Buyer's option to give a notice of demand redemption (as provided in this Section 5(d)) shall expire and be without further force and effect at April 1, 2001. Upon receipt of the written notice from the Buyer, the Company shall within ten (10) business days make a cash payment to Buyer equal to $0.75 per share of Common Stock that the Buyer demands to be redeemed. The cash payment to be made by the Company upon receipt of written notice of the demand redemption, shall be in addition to any remedies or liquidated damages to which the Investor is entitled up to the date written notice of the demand redemption is received by the Company. Prior to and as a further condition of closing, Mr. John Mazzuto and Mr. James Strupp, shall agree to guarantee the demand redemption amount as guarantors and shall agree to be jointly and severally liable in the event that the Company cannot satisfy the demand redemption request within the ten (10) business day period mentioned above, and shall agree to pay Buyer the demand redemption amount within three
(3) business days of receiving written notice from Buyer, via facsimile transmission, that the Company has not paid the demand redemption amount within the ten (10) business day period as required.




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